Exhibit 10.1
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the 15th day of August, 2011 (the “Second Amendment Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as Administrative Agent for the Lenders (the “Administrative Agent”).
RECITALS
     WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement effective as of June 30, 2011, and as further amended or restated from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and
     WHEREAS, Goldman Sachs Bank USA (the “New Lender”) has agreed to become a Lender under the Credit Agreement; and
     WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments to Section 1.01.
(a)	The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended to delete the Borrowing Base Utilization Grid contained therein and substitute the following therefor:

Borrowing Base Utilization Grid
		≥ 33%, but <	≥ 66%, but <
	< 33%	66%	100%	≥ 100%, but < 105%	≥ 105%
ABR Loans	1.25%	1.75%	2.25%	2.50%	2.75%
Eurodollar Loans	2.25%	2.75%	3.25%	3.50%	3.75%
Commitment Fee	0.50%	0.50%	0.50%	0.50%	0.50%

(b)	The definitions of “Borrowing Base” and “Borrowing Base Utilization Percentage” in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Borrowing Base” means, at any time, an amount equal to the Conforming Borrowing Base plus the Non-Conforming Borrowing Base.

“Borrowing Base Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Credit Exposures of the Lenders on such day, and the denominator of which is the Conforming Borrowing Base in effect on such day.

(c)	The definition of “Casualty Event” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “Subsidiaries” and inserting in place thereof the phrase “Restricted Subsidiaries”.

(d)	The definition of “Debt” in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “(other than the Lien permitted by Section 9.03(h))“immediately following the word “Lien” in subsection (f) thereof.

(e)	The definition of “Material Adverse Effect” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “Subsidiaries” and inserting in place thereof the phrase “Restricted Subsidiaries”.

(f)	The definition of “Material Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “Subsidiaries” and inserting in place thereof the phrase “Restricted Subsidiaries” and (ii) deleting both occurrences of the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.

(g)	The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “Subsidiary” from clause (iii) and inserting in place thereof the phrase “Restricted Subisidiary”.

(h)	The definition of “Subsidiary” is hereby amended to add the following new sentence at the end of such definition:

“Notwithstanding the foregoing, for the purposes of ARTICLE IX, Unrestricted Subsidiaries shall not be considered “Subsidiaries” and the covenants contained in ARTICLE IX shall not apply to Unrestricted Subsidiaries.”

(i)	Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“Conforming Borrowing Base” means, at any time, an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c) or Section 9.11.

“Eagle Acquisition” mean the acquisition of the Eagle Properties pursuant to the terms and conditions of the Eagle Acquisition Agreement.

“Eagle Acquisition Agreement” means that certain Purchase and Sale Agreement dated August 4, 2011, by and among Eagle Operating, Inc., as seller, and Williston Hunter ND, LLC, as buyer, and for the limited purposes therein, the Borrower, as amended from time to time with the prior written consent of the Administrative Agent not to be unreasonably withheld.

“Eagle Acquisition Closing Date” means the date on which the Eagle Acquisition is consummated and the conditions set forth on Schedule 1.01B are satisfied.

“Eagle Properties” means those certain oil and gas properties located in North Dakota that are the subject of the Eagle Acquisition.

“Second Amendment Effective Date” means August 15, 2011.

“Non-Conforming Borrowing Base” means an amount included in the Borrowing Base from and after the Second Amendment Effective Date until the May 1, 2012 Scheduled Redetermination Date equal to the amounts set forth in Section 2.07(a)(iii).
     3. Amendment to Section 2.07(a). Section 2.07(a) of the Credit Agreement is hereby amended to add the following new paragraph (iii) at the end of said paragraph (a):
“(iii) Upon the Second Amendment Effective Date, the Conforming Borrowing Base shall be equal to $180,000,000 and the Non-Conforming Borrowing Base shall be equal to $0. Notwithstanding the foregoing, if the Borrower enters into Swap Agreements in the amounts set forth on Schedule 2.07(a)(ii) or in amounts for equivalent or greater value, as determined by the Administrative Agent in its reasonable discretion, the Conforming Borrowing Base shall be increased to $187,500,000. In the event the Borrower consummates the Eagle Acquisition, then, upon the Eagle Acquisition Closing Date, the Conforming Borrowing Base shall be equal to $210,000,000 and the Non-Conforming

Borrowing Base shall be equal to $20,000,000. The Non-Conforming Borrowing Base shall remain at $20,000,000 until the May 1, 2012 Scheduled Redetermination Date; provided that any increases in the Conforming Borrowing Base after the Eagle Acquisition Closing Date shall reduce the Non-Conforming Borrowing Base on a dollar-for-dollar basis. Notwithstanding anything to the contrary contained herein, the Non-Conforming Borrowing Base shall never be greater than 10% of the Conforming Borrowing Base and shall be automatically and permanently decreased to $0 on the May 1, 2012 Scheduled Redetermination Date. The Non-Conforming Borrowing Base shall not be subject to Scheduled Redeterminations or Interim Redeterminations but has been established by the Administrative Agent and the Lenders at their sole discretion at the amounts set forth above.”
     4. Amendment to Section 3.04(c). Section 3.04(c) of the Credit Agreement is hereby amended to add the following new subsection (vi) at the end of said Section:
“(vi) Notwithstanding anything to the contrary contained herein, no prepayments shall be due in connection with any reduction of the Non-Conforming Borrowing Base pursuant to the terms of Section 2.07(a)(iii).”
     5. Amendment to Section 7.04. Section 7.04 of the Credit Agreement is hereby amended by (a) deleting the word “Subsidiaries” from clause (b) thereof and inserting in place thereof the phrase “Restricted Subsidiaries” and (b) deleting the word “Subsidiary” from clause (c) thereof and inserting in place thereof the phrase “Restricted Subsidiary”.
     6. Amendment to Section 7.20. Section 7.20 of the Credit Agreement is hereby amended by deleting the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.
     7. Amendment to Section 7.22. Section 7.22 of the Credit Agreement is hereby amended by (a) deleting the word “Subsidiaries” and inserting in place thereof the phrase “Restricted Subsidiaries” and (b) deleting both occurrences of the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.
     8. Amendment to Section 8.01(d). Section 8.01(d) of the Credit Agreement is hereby amended by deleting the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.
     9. Amendment to Article VIII. Article VIII of the Credit Agreement is hereby amended to add the following new Section 8.17 at the end of said Article:
“Section 8.17. Additional Swap Covenant. Within ten (10) Business Days after the Eagle Acquisition Closing Date, the Borrower shall enter into Swap Agreements in the amounts set forth on Schedule 8.17 or in amounts for equivalent or greater value, as determined by the Administrative Agent in its reasonable discretion.”
     10. Amendment to Section 9.02. Section 9.02 of the Credit Agreement is hereby amended to restate in its entirety clause (f) thereof as follows:
“(f) intercompany Debt between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries to the extent permitted by Sections 9.05(g), (q) or (s);”.
     11. Amendment to Section 9.03. Section 9.03 of the Credit Agreement is hereby amended to restate in their entirety clauses (f) and (g) thereof as follows and add the following new clause (h) at the end of said Section:
“(f) Liens in favor of Lenders securing Debt permitted by Section 9.02(i);

(g) Liens on the assets of Unrestricted Subsidiaries securing Debt permitted under Sections 9.02(j) and (m); and

(h) a Lien on the Equity Interests in Eureka Hunter securing Debt of Eureka Hunter.”
     12. Amendment to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by deleting clauses (b), (c) and (d) and inserting in place thereof the following clauses (b), (c), (d) and (e), as follows:
“(b) the Borrower may (i) declare and pay dividends in respect of its Equity Interests so long as such dividends (A) are in the form of the issuance of stock (common or preferred), warrants, options or other rights or interests and (B) do not include cash or other Property of the Borrower not specified in the foregoing clause (A), and (ii) may pay cash in lieu of fractional shares in connection with any stock splits or reverse stock splits of the Borrower’s Equity Interests, up to a maximum of $500,000 during the term of this Agreement;

“(c) without limiting the dividends permitted by Section 9.04(b), the Borrower may declare and pay cash dividends on its Series C and Series D preferred stock permitted hereunder, so long as (i) no Event of Default exists at the time of, or is caused by, such payment, (ii) after giving effect to such payment, availability under the Borrowing Base is equal to or greater than the greater of (x) five percent (5%) of the Borrowing Base then in effect and (y) $5,000,000, and (iii) such dividends do not exceed $20,000,000 in any calendar year;

“(d) without limiting the dividends permitted by Section 9.04(b), the Borrower may (i) issue Series D preferred stock in exchange for outstanding Series C preferred stock (and pay cash in lieu of fractional shares in connection with such exchange), (ii) redeem its Series C preferred stock with the proceeds of an equity issuance by the Borrower, (iii) redeem its Series D preferred stock with the proceeds of an equity issuance by the Borrower and (iv) issue common stock in exchange for outstanding Series C and Series D preferred stock (and pay cash in lieu of fractional shares in connection with such exchange); and

“(e) the Borrower may (i) so long as no Event of Default is occurring, make payments to directors, officers, members of management, employees or consultants of the Borrower or any Subsidiary (or their transferees, estates or beneficiaries under their estates) upon their death, disability, retirement, severance or termination of employment or service for the acquisition by the Borrower from such Persons of Equity Interests in the Borrower, provided that the aggregate cash consideration paid for all such payments shall not exceed $500,000 in any calendar year, and (ii) make cashless repurchases of securities that are deemed to occur upon the exercise or vesting of options, rights or shares of stock held by directors, officers, members of management, employees or consultants of the Borrower or any Subsidiary to the extent such securities represent a portion of the exercise price of or withholding taxes attributable to such options, rights or shares.”
     13. Amendments to Section 9.05.
(a)	Section 9.05 of the Credit Agreement is hereby amended to restate in their entirety clauses (o) and (p) thereof as follows:

“(o) reserved;

(p) Investments by the Borrower or any Restricted Subsidiaries in Unrestricted Subsidiaries (other than Eureka Hunter or Eureka Hunter Pipeline Partners), not to exceed $2,000,000 in the aggregate at any time outstanding;”.

(b)	Section 9.05(q) of the Credit Agreement is hereby amended by (a) inserting immediately after the first instance of the phrase “natural gas processing plants” the following parenthetical: “(including the financing of the foregoing)”, (b) inserting immediately after the second instance of the phrase “natural gas processing plants” the following parenthetical: “(including the costs, expenses, fees or other amounts related to the financing of the foregoing)” and (c) inserting immediately after the phrase “net cash proceeds” the phrase “or such payment is made in the form of the issuance of stock”.
     14. Amendments to Section 9.11.
(a)	Section 9.11(d) of the Credit Agreement is hereby amended to restate in its entirety clause (3) thereof as follows:

“(3) if such sale or other disposition of Oil and Gas Property or Restricted Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value in excess of 5% of the Borrowing Base then in effect, as determined by the Required Lenders, individually or in the aggregate, the Conforming Borrowing Base shall be reduced, effective immediately upon such sale or disposition, by an amount equal to the present value, if any, assigned such Property in the most recently delivered Reserve Report and”.
(b)	Section 9.11 of the Credit Agreement is hereby further amended to restate in its entirety clause (f) thereof as follows and add the following new clause (g) at the end of said Section:

“(f) sales, transfers and dispositions to the Borrower or a Restricted Subsidiary; and

(g) the transfer by Triad Hunter, LLC of the Equity Interests in Eureka Hunter to an Unrestricted Subsidiary.”
     15. Amendment to Section 9.16. Section 9.16 is hereby amended to add the following new clause (g) at the end of said Section:
“or (g) the agreement creating the Lien described in Section 9.03(h).”
     16. Amendment to Section 9.18(a). Section 9.18(a) of the Credit Agreement is hereby amended to restate in its entirety clause (iii) thereof as follows:
“(iii) Swap Agreements with respect to which Debt is allowed pursuant to Section 9.02.”
     17. Amendments to Section 10.01.
(a)	Section 10.01 of the Credit Agreement is hereby amended to restate in its entirety subsection (d) thereof as follows:

“(d) the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(h), Section 8.01(l), Section 8.02, Section 8.03, Section 8.12, Section 8.15, Section 8.17 or in ARTICLE IX (other than Section 9.02, Section 9.03 and Section 9.18).”

(b)	Section 10.01(f) of the Credit Agreement is hereby amended by deleting the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.

(c)	Section 10.01(g) of the Credit Agreement is hereby amended by deleting the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.

(d)	Section 10.01(h) of the Credit Agreement is hereby amended by deleting both occurrences of the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.

(e)	Section 10.01(i) of the Credit Agreement is hereby amended by deleting both occurrences of the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.

(f)	Section 10.01(j) of the Credit Agreement is hereby amended by deleting the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.

(g)	Section 10.01(h) of the Credit Agreement is hereby amended by deleting both occurrences of the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.
     18. Amendment to Section 12.08. Section 12.08 of the Credit Agreement is hereby amended by (a) deleting the second parenthetical of such Section and inserting in place thereof the parenthetical “(of whatsoever kind, including, without limitation, Swap Agreements with the Borrower or any Restricted Subsidiary)” and (b) deleting both occurrences of the word “Subsidiary” and inserting in place thereof the phrase “Restricted Subsidiary”.
     19. Amendment to Section 12.14. Section 12.14 of the Credit Agreement is hereby amended by deleting both occurrences of the word “Subsidiaries” and inserting in place thereof the phrase “Restricted Subsidiaries”.
     20. Amendment to Credit Agreement. From and after the Second Amendment Effective Date, all references to the Borrowing Base in Sections 2.07, 5.04(b), 8.12, 8.13(c), 8.14, 10.02 and 12.02 shall be deemed to be references to the Conforming Borrowing Base.
     21. Amendment to Credit Agreement. The Credit Agreement is hereby amended to (a) delete Annex I in its entirety and insert in place thereof Annex I in the form attached hereto, (b) redesignate Schedule 1.01 as Schedule 1.01A and (c) add thereto Schedule 1.01B and Schedule 8.17 in the forms attached hereto.
     22. Acknowledgement and Agreement of Borrower. Borrower acknowledges and agrees that (a) the Borrowing Base redetermination effected in connection with this Amendment takes the place of the November 1, 2011 Scheduled Redetermination and (b) there shall be no Scheduled Redetermination on November 1, 2011.
     23. Partial Release; Consent to Transfer.
(a)	The Administrative Agent, on behalf of itself and the Lenders, hereby releases the Equity Interests of Eureka Hunter and the assets described on Exhibit A attached hereto (collectively, the “Released Property”) and does hereby agree that any liens, rights or security interests in the Released Property granted to the Administrative Agent or the Lenders in the Security Agreement or any Mortgage are hereby waived, discharged and released in their entirety. This release is a partial release only, limited solely to the security interest in the Released Property granted in the Security Agreement and the Mortgages and does not affect or impair in any manner any of the other collateral described therein. Notwithstanding the foregoing, in the event that the contemplated financing to Eureka Hunter does not close, the Borrower hereby covenants to grant to the Administrative Agent for the benefit of the Lenders a security interest in the Equity Interests of Eureka Hunter and execute such documents as the Administrative Agent may request to evidence the granting of such security interest to the Administrative Agent.
(b)	The Administrative Agent and the Lenders hereby consent to the transfer (free and clear of any Liens) by Triad Hunter, LLC, Magnum Hunter Production Inc., and the Borrower to Eureka Hunter of the assets described on Exhibit A attached hereto. The Administrative Agent and the Lenders hereby waive Section 9.13 of the Credit Agreement, to the extent necessary (1) to effectuate the transfers, sales or other dispositions of assets described on Exhibit A and (2) to enter into and perform (i) the Non-Recourse Pledge Agreement, to be entered into in August of 2011, by Triad Hunter, LLC, in favor of SunTrust Bank, as administrative agent, (ii) the Second Lien Non-Recourse Pledge Agreement, to be entered into in August of 2011, by Triad Hunter, LLC, in favor of US Bank, National Association, as collateral agent, (iii) Gas Gathering Services Agreement, to be entered into in August of 2011, between Triad Hunter, LLC, and Eureka Hunter Partners, LLC, and (iv) such other related or similar documents (including amendments, supplements or other modifications to the foregoing) as may be deemed appropriate by the Borrower or Eureka Hunter, acting reasonably.
     24. Ratification. The Borrower and Guarantors hereby ratify all of their respective Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.
     25. Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

       26. Conditions to Effectiveness. This Amendment shall be effective on the Second Amendment Effective Date upon satisfaction of the following conditions:
(a)	the Borrower, the Guarantors and each of the Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment;

(b)	the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment, including those amounts set forth in that certain letter dated June 27, 2011 between the Administrative Agent, BMO Capital Markets and the Borrower and any billed fees and disbursements of Andrews Kurth LLP;

(c)	the receipt by the Administrative Agent of an officer’s certificate executed by the Borrower, substantially in the form attached hereto as Exhibit B; and

(d)	the receipt by the Administrative Agent of, in form and substance satisfactory to it, all items required by Section 8.16 of the Credit Agreement in regard to the designation of Williston Hunter ND, LLC as a Restricted Subsidiary.
       27. New Lenders.
(a)	By its execution of this Amendment, each New Lender shall become a party to the Credit Agreement as of the Second Amendment Effective Date and shall have all the rights and obligations, severally and not jointly, of a “Lender” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, severally and not jointly, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

(b)	Each New Lender, severally and not jointly, (i) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it has independently and without reliance upon the Administrative Agent or any other Lender, and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and the Credit Agreement (and that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement); (iii) represents and warrants that (A) its name set forth herein is its legal name, (B) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Amendment, the Credit Agreement and the other Loan

Documents, (C) no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (D) this Amendment constitutes its legal, valid and binding obligation; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) appoints and authorizes the Issuing Bank to take such action as letter of credit issuing bank on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Issuing Bank by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) represents and warrants that under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such New Lender hereunder or under any Loan Document, and no tax forms described in Section 5.03(a) of the Credit Agreement are required to be delivered by such New Lender (or if required, such tax forms have been delivered to the Administrative Agent as required under Section 5.03(a) of the Credit Agreement).
(c)	Each New Lender hereby advises each other party hereto that its respective address for notices and its respective Lending Office shall be as set forth below its name on its signature page attached hereto.

(d)	Assignment and Reallocation of Commitments, Etc. On the Second Amendment Effective Date, each of the Lenders that was a Lender prior to the date Second Amendment Effective Date (each, an “Existing Lender”) hereby sells, assigns, transfers and conveys to the New Lenders, and each of the New Lenders hereto hereby purchases and accepts, so much of the aggregate commitments under, and loans and participations in letters of credit outstanding under, the Credit Agreement such that, immediately after giving effect to the effectiveness of this Amendment, the Applicable Percentage of each Lender to the Credit Agreement and the portion of the relevant Commitment of each Lender, shall be as set forth on Annex I, as amended hereby (it being understood that if any Letters of Credit are outstanding under the Credit Agreement as of the Second Amendment Effective Date, then each of the New Lenders shall have purchased and accepted from the Existing Lenders, a participation in such outstanding Letters of Credit based on its respective Applicable Percentage). The foregoing assignments, transfers and conveyances are without recourse to any Existing Lender and without any warranties whatsoever by the Administrative Agent, the Issuing Bank or any Existing Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than that the warranty of any such Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests. The Existing Lenders and the Lenders shall, if appropriate, make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents thereunder for periods prior to the adjustment date among themselves, but in no event shall any such adjustment of Eurodollar Loans (a) constitute a payment or prepayment of all or a portion of any Eurodollar Loans or (b) entitle any Lender to any reimbursement under Section 5.02 of the Credit Agreement.
     28. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
     29. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.
     30. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Second Amendment Effective Date.

BORROWER: MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS: PRC WILLISTON, LLC, a Delaware limited liability company
By:	Magnum Hunter Resources Corporation, its sole member

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP, a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC, its general partner

By:	Magnum Hunter Resources Corporation, its sole member

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC, a Delaware limited liability company
By:	Magnum Hunter Resources Corporation, its sole member

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC, a Delaware limited liability company
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC., a Colorado corporation
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC., a Kentucky corporation
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Second Amendment to Credit Agreement

MHR CALLCO CORPORATION, a corporation existing under the laws of the Province of Alberta
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION, a corporation existing under the laws of the Province of Alberta
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC., a corporation existing under the laws of the Province of Alberta
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC., a Delaware corporation
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC, a Delaware limited liability company
By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER: BANK OF MONTREAL
By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to Second Amendment to Credit Agreement

LENDER: CAPITAL ONE, N.A.
By:	/s/ Nancy M. Mak
Nancy M. Mak
Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Mark Serice
Mark Serice
Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: KEYBANK NATIONAL ASSOCIATION
By:	/s/ David Morris
David Morris
Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By:	/s/ Mary E. Evans
Mary E. Evans
Associate Director

Signature Page to Second Amendment to Credit Agreement

LENDER: CITIBANK, N.A.
By:	/s/ Angela McCracken
Angela McCracken
Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Michael Getz
Michael Getz
Vice President

By:	/s/ Carin Keegan
Carin Keegan
Director

Signature Page to Second Amendment to Credit Agreement

LENDER: UNION BANK, N.A.
By:	/s/ Paul E. Cornell
Paul E. Cornell
Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER: CREDIT SUISSE AG, Cayman Islands Branch
By:	/s/ Nupur Kumar
Nupur Kumar
Vice President

By:	/s/ Rahul Parmar
Rahul Parmar
Associate

Signature Page to Second Amendment to Credit Agreement

LENDER: GOLDMAN SACHS BANK USA
By:	/s/ Mark Walton
Mark Walton
Vice President

Address for Notices:

Attention:
Telecopy No.
Signature Page to Second Amendment to Credit Agreement

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Bank of Montreal	13.60%	$ 34,000,000

Capital One, N.A.	11.80%	$ 29,500,000

Amegy Bank National Association	10.00%	$ 25,000,000

KeyBank National Association	10.00%	$ 25,000,000

UBS Loan Finance LLC	10.00%	$ 25,000,000

Citibank, N.A.	10.00%	$ 25,000,000

Deutsche Bank Trust Company Americas	10.00%	$ 25,000,000

Union Bank, N.A.	10.00%	$ 25,000,000

Credit Suisse AG	8.10%	$ 20,250,000

Goldman Sachs Bank USA	6.50%	$ 16,250,000

TOTAL	100.000000000%	$ 250,000,000.00

SCHEDULE 1.01B
CONDITIONS PRECEDENT TO THE EAGLE ACQUISITION CLOSING DATE
     1. The Eagle Acquisition shall be consummated on or before August 31, 2011, substantially consistent with the terms and conditions of the Eagle Acquisition Agreement, without waiver or amendment of any material terms thereof not otherwise approved by the Administrative Agent.
     2. The Administrative Agent shall have received a duly executed copy of the Eagle Acquisition Agreement, the terms and conditions of which shall be reasonably acceptable to the Administrative Agent.
     3. The Administrative Agent shall be reasonably satisfied with the title to, and the environmental condition of, the Eagle Properties.
     4. The Borrower (or the applicable Restricted Subsidiary) shall have executed and delivered to the Administrative Agent Mortgages covering the Eagle Properties, in form and substance satisfactory to the Administrative Agent.
     5. The Borrower and the Restricted Subsidiaries shall have a positive working capital balance (inclusive of unused Commitments).
     6. The Borrower and the Restricted Subsidiaries shall have a minimum liquidity of not less than $15,000,000; “liquidity” as used herein shall mean the sum of all cash, cash equivalents and availability under the Borrowing Base.
     7. The Borrower shall have entered into Swap Agreements in the amounts set forth on Schedule 2.07(a)(ii) or in amounts for greater or equivalent value, as determined by the Administrative Agent in its reasonable discretion.
Schedule 1.01B

SCHEDULE 8.17
SWAP AGREEMENT REQUIREMENTS
(Post Eagle Acquisition Closing Date)

Year	2011	2012	2013	2014
Bbls	27,000	182,500	228,125	200,750
Minimum Hedge Price	$90.00	$90.00	$90.00	$90.00
Schedule 8.17

EXHIBIT A
DESCRIPTION OF ASSETS
[to be provided by Borrower]
Exhibit A

EXHIBIT B
OFFICER’S CERTIFICATE
The undersigned hereby certifies that he is the Chief Financial Officer of Magnum Hunter Resources Corporation, a Delaware corporation (the “Borrower”) and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Second Amended and Restated Credit Agreement, dated as of April 13, 2011 (as amended, the “Credit Agreement”; capitalized terms used herein have the same meanings given to such terms in the Credit Agreement), among the Borrower, the lenders party thereto, Bank of Montreal, as Administrative Agent, Capital One, N.A., as Syndication Agent, the undersigned, on behalf of the Borrower, hereby makes the following designations and certifications:
(a)	Williston Hunter ND, LLC (“Williston Hunter”) is hereby designated as a Restricted Subsidiary.

(b)	The designation of Williston Hunter as a Restricted Subsidiary is in compliance with the terms of the definition of “Unrestricted Subsidiary” contained in the Credit Agreement.

(c)	Immediately after giving effect to such designation, no Default shall have occurred and be continuing.
EXECUTED AND DELIVERED this _____ day of August, 2011.

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation
By:
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Exhibit A